Exhibit 99.2


                                        CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                                        PURSUANT TO
                                                  18 U.S.C. SECTION 1350,
                                                   AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, John H. Kispert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of KLA-Tencor Corporation on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.

                                                     By:   /s/ John H. Kispert
                                                  ------------------------------
                                                     Name: John H. Kispert
                                                Title:   Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to KLA-Tencor Corporation and will be retained by KLA-Tencor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.